                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                 HBO & Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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
                                 HBO & COMPANY
                           301 PERIMETER CENTER NORTH
                             ATLANTA, GEORGIA 30346

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 1997

To the Stockholders of HBO & Company:

    Notice is hereby given that the Annual Meeting of Stockholders of HBO & Company will be held on Monday, May 12, 1997, at 9:00 A.M., local time, at the offices of the Company at 301 Perimeter Center North, Atlanta, Georgia 30346, for the following purposes:

        1. To elect a Board of Directors consisting of eight members to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

        2.  To approve the HBO & Company Omnibus Stock Incentive Plan.

        3. To ratify the appointment of Arthur Andersen LLP as independent public accountants to audit the accounts of the Company and its subsidiaries for the year ending December 31, 1997.

        4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

    Only stockholders of record at the close of business on March 31, 1997, shall be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

    A proxy statement and a proxy solicited by the Board of Directors are enclosed herewith. Whether or not you plan to attend the meeting in person, please sign, date and mail your proxy card promptly in the enclosed postage-paid envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                          By order of the Board of Directors,

                                          /s/ Jay P. Gilbertson

                                          Jay P. Gilbertson
                                          SECRETARY

April 4, 1997

                IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE
                        COMPLETED AND RETURNED PROMPTLY

                                 HBO & COMPANY
                           301 PERIMETER CENTER NORTH
                             ATLANTA, GEORGIA 30346
                                PROXY STATEMENT

    This proxy statement is furnished in connection with the solicitation by the Board of Directors of HBO & Company (the "Company") of proxies to be used at the Annual Meeting of Stockholders to be held on May 12, 1997. This proxy statement and the accompanying proxy card are being mailed to stockholders on or about April 4, 1997.

    Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by executing a later dated proxy. All shares represented by effective proxies will be voted as specified therein, or, if no direction is indicated, they will be voted in favor of each of the proposals set forth in the notice attached hereto, all of which are more fully described herein.

    Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors. When a quorum is present at the meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide the action proposed in each matter listed in the accompanying Notice of Annual Meeting of Stockholders except the election of Directors. Abstentions and broker "nonvotes" will be counted as present in determining whether the quorum requirement is satisfied. A broker "nonvote" occurs when a broker holding shares for a beneficial owner votes on one proposal pursuant to discretionary authority or instructions from the beneficial owner, but does not vote on another proposal because the broker has not received instructions from the beneficial owner and does not have discretionary power. The aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "For," "Against" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such proposals, and the total number of votes cast "For" each of these proposals will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting by a stockholder on a proposal has the same effect as a vote "Against" such proposal except with respect to the election of Directors, in which case abstentions will have no effect. Broker "nonvotes" are not counted for purposes of determining whether a proposal has been approved.

    The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, Directors, officers and employees of the Company may solicit proxies by telephone, telegraph or personal interview, but will not be compensated for such solicitation. The Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $9,000 plus expenses. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals, and the Company will, upon request, reimburse them for the reasonable expense of doing so. Only stockholders of record as of March 31, 1997, are entitled to vote at the meeting. The number of shares of Common Stock outstanding and entitled to vote as of March 31, 1997, was 91,218,193. Each share is entitled to one vote. All share and per share amounts have been restated to reflect the 1996 stock split effected in the form of a stock dividend.

                             ELECTION OF DIRECTORS

    The Bylaws of the Company currently provide that the Board of Directors shall consist of not less than three nor more than fifteen Directors, subject to increase or decrease in such number within legal limits by action of the Board of Directors or the stockholders. There are presently eight Directors. Directors shall be elected to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

    In the event that any nominee withdraws, or for any reason is unable to serve as a Director, the proxies will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will proxies be voted for more than eight nominees. Management of the Company has no reason to believe that any nominee will not continue to be a candidate or will not serve if elected. All of the nominees are currently Directors of the Company.

    The following sets forth as of March 15, 1997, certain biographical information and business experience for the past five years for each of the nominees:

ALFRED C. ECKERT III           Mr. Eckert, age 49, has been President of Greenwich Street
                               Capital Partners, Inc., a private investment firm, since
                               January 1994 and has been a Principal of Greycliff Partners, a private investment firm, since December 1991. Mr. Eckert is a Director of Georgia Gulf Corporation. He has been a
                               Director of the Company since 1990.
HOLCOMBE T. GREEN, JR.         Mr. Green, age 57, is the Chairman of the Board of Directors
                               of the Company and has been a Director of the Company since
                               1987. Mr. Green has served as the Chairman and Chief
                               Executive Officer of WestPoint Stevens Inc., a textile
                               manufacturing company, since October 1992. Mr. Green has
                               been the Principal of Green Capital Investors, L.P., a
                               private investment fund, since October 1987. He is also a
                               Director of Georgia Gulf Corporation.
PHILIP A. INCARNATI            Mr. Incarnati, age 42, has been President and Chief
                               Executive Officer of McLaren Health Care Corporation, a
                               fully-integrated healthcare delivery system, since June
                               1989. He has been a Director of the Company since 1995.
ALTON F. IRBY III              Mr. Irby, age 57, has been Deputy Chairman, NatWest Markets
                               Investment Banking, since November 1996, when it acquired
                               J.O. Hambro Magan Irby & Co. Mr. Irby had been a Founding
                               Partner in J.O. Hambro Magan Irby & Co. since its formation in 1988 and had served as Deputy Chairman since March 1994.
                               He has been a Director of the Company since 1990.
GERALD E. MAYO                 Mr. Mayo, age 64, has served as Chairman and, until January
                               1996, as President of Midland Financial Services, Inc., the
                               holding company for The Midland Life Insurance Company,
                               which is the successor to The Midland Mutual Life Insurance
                               Company, a life insurance and annuities company, since
                               December 1994. Mr. Mayo served the predecessor company in
                               similar capacities for over five years. Mr. Mayo is a
                               Director of The Columbia Gas System, Inc. and Borror
                               Corporation. He has been a Director of the Company since
                               1991.
CHARLES W. MCCALL              Mr. McCall, age 53, has been President, Chief Executive
                               Officer and a Director of the Company since January 1991.
                               Mr. McCall is also a Director of EIS International, Inc.,
                               Physician Support Systems, Inc. and WestPoint Stevens Inc.
JAMES V. NAPIER                Mr. Napier, age 60, has served as the Chairman of the Board of Directors of Scientific-Atlanta, Inc., a communications equipment

                               manufacturer, since November 1992 and served as Acting Chief
                               Executive Officer from December 1992 to July 1993. From June
                               1988 to October 1992, he was Chairman and President of
                               Commercial Telephone Group, a telecommunication products
                               company. Mr. Napier has been a private investor since August
                               1987. Mr. Napier is a Director of Engelhard Corporation,
                               Intelligent Systems Corporation, Vulcan Materials
                               Corporation, Personnel Group of America, Inc. and
                               Westinghouse Air Brake Company. He has been a Director of
                               the Company since 1981.
DONALD C. WEGMILLER            Mr. Wegmiller, age 58, has been President and Chief
                               Executive Officer of Management Compensation
                               Group/HealthCare Compensation, an executive and physician
                               compensation consulting firm, since April 1993. He was Vice
                               Chairman and President of HealthSpan Health Systems
                               Corporation ("HealthSpan") from November 1992 to April 1993.
                               From May 1987 to November 1992, he was President and Chief
                               Executive Officer of Health One Corporation, a healthcare
                               services company that merged with HealthSpan. Mr. Wegmiller is a Director of Medical Graphics Corporation, Possis
                               Medical Corporation, Minnesota Power & Light Company,
                               LifeRate Systems, Inc. and InPhyNet Medical Management, Inc.
                               He has been a Director of the Company since 1988.

    During the year ended December 31, 1996, the Board of Directors held four meetings and one telephonic meeting. The Company has an Audit Committee, a Stock Option and Compensation Committee and an Executive Committee. The Audit Committee, comprised of Messrs. Incarnati, Mayo (until November 1, 1996), Napier, Charles E. Thoele (from November 1, 1996 through March 14, 1997) and Wegmiller, is responsible for recommending to the Board of Directors the independent public accountants to be retained for the year. The Audit Committee met twice during 1996 with the independent auditors and the Company's management to review internal accounting controls, audit plans and results, and accounting principles and practices. The Stock Option and Compensation Committee, comprised of Messrs. Eckert, Irby, Mayo (as of November 1, 1996) and Thoele (until November 1, 1996), met twice during 1996. The Stock Option and Compensation Committee makes recommendations to the Board of Directors concerning the compensation to be paid to all executive officers and Directors and administers the Company's stock option plans. During 1996, the Executive Committee, which acts in the absence of the Board of Directors, held no meetings. The members are Messrs. Green, McCall and Napier. The Company has designated a Nominating Committee composed of Messrs. Green (Chairman), McCall and Napier. The Nominating Committee will have the responsibility to make recommendations for Board membership, rotation and retirement and will serve as the committee responsible for the Board policy and corporate governance matters. Inasmuch as the Nominating Committee has not yet met, no procedures regarding recommendations of nominees by stockholders to such committee have been adopted. The Company has no other standing committees. During 1996, with the exception of Mr. Eckert who missed one meeting and the telephonic meeting, no member of the Board of Directors attended fewer than 75% of the total of the meetings of the Board of Directors and the committees of which he was a member. Officers are appointed by and serve at the pleasure of the Board of Directors. No Director or officer is related to any other Director or officer of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE NOMINEES.

                           COMPENSATION OF DIRECTORS

    During 1996, Directors who were not officers of the Company received a retainer of $5,000 per quarter and $1,000 for each Board and/or committee meeting attended, with the exception of the Chairman, Mr. Green, who received $11,000 per quarter plus $1,000 for each Board meeting attended. In addition, nonemployee Directors received annual grants of options to purchase 10,000 shares of Common Stock upon re-election pursuant to the HBO & Company 1993 Stock Option Plan for Nonemployee Directors (the "1993 Plan"). During 1996, no fees were paid to any Director who was employed by the Company. Pursuant to the 1993 Plan, upon re-election at the annual meeting, each nonemployee Director would receive an annual grant of options to purchase 10,000 shares of Common Stock. However, in the event that the HBO & Company Omnibus Stock Incentive Plan is approved at the Annual Meeting, in lieu of further grants under the 1993 Plan, grants of equity compensation to Directors will be determined in the future by the Board of Directors from time to time in its discretion.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of March 15, 1997, certain information with respect to all stockholders known to the Company to beneficially own more than five percent of its Common Stock, and information with respect to the Company's Common Stock beneficially owned by each Director of the Company, the executive officers of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" and all Directors and executive officers of the Company as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the Common Stock owned by them and beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

                                                           AMOUNT AND NATURE
NAME AND ADDRESS                                             OF BENEFICIAL       PERCENT
OF BENEFICIAL OWNER                                            OWNERSHIP        OF CLASS
---------------------------------------------------------  ------------------  -----------
FMR Corp.                                                        4,898,890(1)         5.4%
  82 Devonshire Street
  Boston, Massachusetts 02109
Janus Capital Corporation                                        4,513,700(2)         5.0%
  100 Fillmore Street
  Denver, Colorado 80206
Putnam Investments, Inc.                                         6,319,053(3)         6.9%
  One Post Office Square
  Boston, Massachusetts 02109
Alfred C. Eckert III                                                30,000(4)       *
Holcombe T. Green, Jr.                                           1,238,860(5)         1.4%
Philip A. Incarnati                                                 35,000(4)       *
Alton F. Irby III                                                   30,000(4)       *
Gerald E. Mayo                                                      72,000(4)       *
Charles W. McCall                                                1,121,588(6)         1.2%
James V. Napier                                                     65,488(7)       *
Donald C. Wegmiller                                                 15,000(4)       *
Jay P. Gilbertson                                                   79,549(8)       *
Albert J. Bergonzi                                                  31,806(9)       *
Russell G. Overton                                                  27,889(10)      *
Jay M. Lapine                                                          191          *
All Directors and Officers as a Group (12 persons)               2,747,371(11)        3.0%

------------------------

*   Less than 1%

(1) According to the joint Schedule 13G as of December 31, 1996, of FMR Corp. ("FMR"), FMR has sole dispositive power with respect to all of such shares and sole voting power with respect to 138,080 shares.

(2) According to the joint Schedule 13G as of December 31, 1996, of Janus Capital Corporation ("Janus") and Mr. Thomas H. Bailey, Mr. Bailey is a stockholder, President and Chairman of Janus and each may be deemed to have shared voting and dispositive power with respect to all such shares owned by Janus.

(3) According to the joint Schedule 13G as of December 31, 1996, of Putnam Investments, Inc, ("PI"), its parent, Marsh & McLennon Companies, Inc. and PI's subsidiaries, Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"), PAC has shared voting and shared dispositive power with respect to 776,300 and 1,213,065 of such shares, PIM has shared dispositive power with respect to 5,105,988 of such shares and PI has shared voting and shared dispositive power with respect to 776,300 and 6,319,053 of such shares.

(4) Represents shares that may be acquired through the exercise of presently exercisable stock options.

(5) Includes 440,000 shares that Mr. Green may acquire through the exercise of presently exercisable stock options; 11,460 shares held in an IRA for the benefit of Mr. Green; 663,300 shares held by a limited partnership of which Mr. Green's wife is a general partner and with respect to which beneficial ownership is disclaimed, except to the extent of his pecuniary interest therein; and 124,100 shares held by HTG Corp., which is wholly owned by Mr. Green.

(6) Includes 861,332 shares that may be acquired through the exercise of presently exercisable stock options.

(7) Includes 700 shares owned by Mr. Napier's daughter and includes 40,000 shares that may be acquired through the exercise of presently exercisable stock options.

(8) Includes 70,000 shares that may be acquired through the exercise of presently exercisable stock options.

(9) Includes 30,000 shares that may be acquired through the exercise of presently exercisable stock options.

(10) Includes 8,464 shares that may be acquired through the exercise of presently exercisable stock options.

(11) Includes 1,631,796 shares that may be acquired through the exercise of presently exercisable stock options.

                                 SECTION 16(A)
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company believes all stock transaction reports for 1996 required to be filed with the Securities and Exchange Commission were timely filed by officers and Directors of the Company.

                             EXECUTIVE COMPENSATION

    CASH COMPENSATION. The following tables set forth certain information as to the Chief Executive Officer, the four most highly compensated executive officers of the Company at December 31, 1996, and one additional person who resigned as an executive officer September, 1996 whose cash compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM COMPENSATION
                                                                                          AWARDS
                                                                                 -------------------------
                                                                                               SECURITIES
                                                     ANNUAL COMPENSATION          RESTRICTED   UNDERLYING
NAME AND                                       --------------------------------     STOCK        OPTIONS       ALL OTHER
  PRINCIPAL POSITION                             YEAR     SALARY($)   BONUS($)   AWARDS($)(1)    SARS(#)    COMPENSATION($)
---------------------------------------------  ---------  ---------  ----------  ------------  -----------  ---------------
Charles W. McCall                                   1996    525,000   1,050,000          N/A      200,000         95,573(2)
  President and                                     1995    520,833     669,375      118,125      200,000         34,537
  Chief Executive Officer                           1994    491,667     637,532      112,468      200,000         38,206
Jay P. Gilbertson                                   1996    245,417     176,800       31,171      150,000         12,732(3)
  Executive Vice President,                         1995    175,110      85,680       15,120      180,000          4,500
  Chief Financial Officer, Treasurer,               1994    145,833      57,383       10,116       40,000          4,500
  Principal Accounting Officer and Secretary
Albert J. Bergonzi                                  1996    245,416     171,408       30,230      150,000         21,672(4)
  President, Enterprise Solutions                   1995    156,938      81,845       14,443      210,000          8,833
                                                    1994        N/A
Russell G. Overton                                  1996    168,333     115,600       20,349       25,000         16,160(5)
  Senior Vice President-                            1995    158,333      65,280       11,520       20,000          7,302
  Business Development                              1994    148,833      53,564        9,435       40,000          6,981
Jay M. Lapine                                       1996    104,829      44,393        7,822       65,000          3,951(6)
  Vice President,                                   1995        N/A
  General Counsel and                               1994
  Assistant Secretary

* Additional person who served as an executive officer through September, 1996.

* James A. Gilbert                         1996    151,667        N/A         N/A       40,000         4,500(7)
  Senior Vice President,                   1995    179,885     80,325      14,175       70,000         9,054
  General Counsel and                      1994    174,417     89,251      15,749       20,000         9,703
  Secretary

                    FOOTNOTES TO SUMMARY COMPENSATION TABLE

(1) The dollar value of restricted stock awards for 1996 is calculated by multiplying $58.813, the closing market price of the Company's Common Stock on The Nasdaq Stock Market on February 11, 1997, the date of the grant, by the number of shares awarded, including 530, 514, 346 and 133, shares of restricted stock for Messrs. Gilbertson, Bergonzi, Overton and Lapine, respectively. Such restricted stock will vest fully in two years. Dividends will be paid in accordance with regular quarterly dividends to stockholders of record. The aggregate number of shares of restricted stock held at December 31, 1996, by Messrs. McCall, Gilbertson, Bergonzi and Overton was 8,946, 906, 326, and 786, respectively, and the value of such shares on the date of grant (based upon the closing market price of the Company's Common Stock) was $230,897, $25,251, $14,426, and $20,941, respectively.

(2) Represents $13,690 annual premium paid by the Company on $1,000,000 term life insurance policy; $4,500 in contributions by the Company to the HBO & Company Profit Sharing and Savings Plan, a defined contribution plan (the "Profit Sharing Plan"); $16,737 in contributions by the Company to the HBO & Company Key Employee Supplemental Retirement Plan, a defined contribution nonqualified plan ("SERP"), as well as $2,679 in interest under the SERP and $57,967 (representing stock award of 1,352 shares).

(3) Represents $4,500 in contributions by the Company to the Profit Sharing Plan and $8,232 (representing stock award of 192 shares).
(4) Represents $4,500 in contributions by the Company to the Profit Sharing Plan, $8,186 in contributions by the Company to the SERP, as well as $668 in interest under the SERP and $8,318 (representing stock award of 194 shares).
(5) Represents $4,500 in contributions by the Company to the Profit Sharing Plan, $2,898 in contributions by the Company to the SERP, as well as $444 in interest under the SERP and $8,318 (representing stock award of 194 shares).

(6) Represents $3,951 in contributions by the Company to the Profit Sharing
    Plan.

(7) Represents $4,500 in contributions by the Company to the Profit Sharing
    Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                             INDIVIDUAL GRANTS
                                                --------------------------------------------
                                                                  % OF TOTAL
                                                  NUMBER OF      OPTIONS/SARS                                  GRANT
                                                 SECURITIES       GRANTED TO      EXERCISE                     DATE
                                                 UNDERLYING       EMPLOYEES        OR BASE                    PRESENT
                                                OPTIONS/SARS      IN FISCAL         PRICE      EXPIRATION      VALUE
NAME                                             GRANTED (#)         YEAR          ($/SH)         DATE        ($)(7)
----------------------------------------------  -------------  ----------------  -----------  ------------  -----------
Charles W. McCall(1)                                200,000           8.05%           56.75   11-12-2006     6,756,000
                                                                                                            -----------
                                                                                                            -----------
Jay P. Gilbertson (2)                                50,000           6.04%           58.75   5-2-2006       1,803,500
                                                    100,000                           56.75   11-12-2006     3,378,000
                                                                                                            -----------
                                                                                                             5,181,500
                                                                                                            -----------
                                                                                                            -----------
Albert J. Bergonzi (3)                               50,000           6.04%           58.75   5-2-2006       1,803,500
                                                    100,000                           56.75   11-12-2006     3,378,000
                                                                                                            -----------
                                                                                                             5,181,500
                                                                                                            -----------
                                                                                                            -----------
Russell G. Overton(4)                                15,000           1.01%           44.125  2-13-2006        380,550
                                                     10,000                           58.75   5-2-2006         360,700
                                                                                                            -----------
                                                                                                               741,250
                                                                                                            -----------
                                                                                                            -----------
Jay M. Lapine (5)                                     5,000           2.62%           44.125  2-13-2006        126,850
                                                     60,000                           56.75   11-12-2006     2,026,800
                                                                                                            -----------
                                                                                                             2,153,650
                                                                                                            -----------
                                                                                                            -----------

------------------------

* Additional person who served as an executive officer through September, 1996.

*   James A. Gilbert(6)                    40,000          1.61%           58.75  5-2-2006     1,442,800
                                                                                              -----------
                                                                                              -----------

(1) Option for 200,000 shares becomes exercisable in increments of 40,000 shares on November 12, 1997 through 2001.

(2) Option for 50,000 shares becomes exercisable in increments of 10,000 shares on May 2, 1997 through 2001. Option for 100,000 shares becomes exercisable in increments of 20,000 shares on November 12, 1997 through 2001.

(3) Option for 50,000 shares becomes exercisable in increments of 10,000 shares on May 2, 1997 through 2001. Option for 100,000 shares becomes exercisable in increments of 20,000 shares on November 12, 1997 through 2001.

(4) Option for 15,000 shares becomes exercisable in increments of 3,000 shares on February 13, 1997 through 2001. Option for 10,000 shares becomes exercisable in increments of 2,000 shares on May 2, 1997 through 2001.

(5) Option for 5,000 shares becomes exercisable in increments of 1,000 shares on February 13, 1997 through 2001. Option for 60,000 shares becomes exercisable in increments of 12,000 shares on November 12, 1997 through 2001.

(6) Option for 40,000 shares terminated upon resignation of officer as of September, 1996.

(7) The present value was calculated using the Black-Scholes methodology. The Company's future stock performance will not necessarily be consistent with such valuation. The assumptions used to determine the value are as follows:

                                                    CHARLES W.       JAY P.      ALBERT J.   RUSSELL G.    JAY M.     JAMES A.
                                                      MCCALL       GILBERTSON    BERGONZI      OVERTON     LAPINE      GILBERT
                                                  ---------------  -----------  -----------  -----------  ---------  -----------
Fair Market Value On Grant Date                          56.75          58.75        58.75        44.125      44.125      58.75
                                                                        56.75        56.75        58.75       56.75
Exercise Dates                                           *              *            *            *           *
Risk-Free Rate (10-Year U.S. Treasury                     6.34%           7.05%        7.05%       5.69%      5.69%        7.05%
  Strip as of Grant Date)                                                 6.34%        6.34%       7.05%      6.34%
Volatility (5-Year Closing Price Volatility)               0.36          0.36         0.36          0.36        0.36       0.36
Annual Dividend Yield/Share                                0.14%         0.14%        0.14%        0.18%      0.18%        0.14%
                                                                         0.14%        0.14%        0.14%      0.14%
Discount For Forfeitures                                      0%            0%           0%           0%          0%          0%
Discount For Non-transferability                              0%            0%           0%           0%          0%          0%

------------------------

*   On expiration date.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                           NUMBER OF
                                                                          SECURITIES             VALUE OF
                                                                          UNDERLYING           UNEXERCISED
                                                                          UNEXERCISED          IN-THE-MONEY
                                                                           OPTIONS/          OPTIONS/SARS AT
                                             SHARES                     SARS AT FY-END          FY-END($)
                                            ACQUIRED        VALUE        EXERCISABLE/          EXERCISABLE/
NAME                                     ON EXERCISE(#)  REALIZED($)     UNEXERCISABLE        UNEXERCISABLE
---------------------------------------  --------------  ------------  -----------------  ----------------------
Charles W. McCall                             464,000      22,656,003    893,332/426,668    46,805,724/6,320,079
Jay P. Gilbertson                              44,000       2,130,250     16,000/350,000       324,501/7,381,015
Albert J. Bergonzi                                -0-             -0-     48,400/327,600     1,570,440/5,641,139
Russell G. Overton                             20,000         926,198        -0-/65,000            -0-/1,957,971
Jay M. Lapine                                   1,600          43,400        -0-/71,400            -0-/385,160

------------------------

* Additional person who served as an executive officer through September, 1996.

*   James A. Gilbert                  12,000      549,250       -0-/-0-           -0-/-0-

    CHANGE IN CONTROL ARRANGEMENTS. The Company has one compensatory arrangement with its executive officers that will result from a change in control of the Company. Under the stock option agreements ("Option Agreements") with each of the Company's executive officers named in the table under "Summary Compensation Table" ("Optionees"), in the event there is a Change of Control (as defined below) of the Company and either (i) the Optionee's employment by the Company is terminated involuntarily by the Company or (ii) the Optionee terminates his employment with the Company for Good Reason (as such term is defined below), then the Option Agreement shall not terminate but rather the Optionee shall have the immediate right to exercise the option with respect to all shares granted pursuant thereto at any time, whether or not then otherwise exercisable. See "Aggregated Option/SAR Exercises In Last Fiscal Year and FY-End Option/SAR Values." Further, should such Change of Control result in the termination of the Option Agreement without the simultaneous conversion of the option into options to purchase like stock of the Company or a corporation acquiring or succeeding to the rights of the Company in such Change of Control, upon terms substantially similar to those described therein, the option shall vest immediately. Generally, "Change of Control" includes certain tender offers, the sale of substantially all of the Company's assets, acquisition by any person of 40% or more of the outstanding voting securities of the Company and certain changes in the membership or composition of the Board of Directors of the Company.

    Generally, termination by an Optionee for "Good Reason" following a Change of Control includes certain changes in the Optionee's duties, certain salary reductions or cessation of bonus plans in which the Optionee participates, certain relocations or failure of the Company to continue in effect certain benefit and compensation plans.

               REPORT OF STOCK OPTION AND COMPENSATION COMMITTEE

COMPENSATION PHILOSOPHY

    The Stock Option and Compensation Committee (the "Committee") believes the Company must pay competitively to attract and retain qualified executives. To motivate executive personnel to perform at their full potential, the Committee believes a significant portion of compensation should be incentive-based. In addition, the Committee believes it is important to reward not only individual performance and achievement, but also to focus on overall corporate results. This latter objective serves the dual purposes of encouraging teamwork among executives and also supports the Company's objective of creating stockholder value.

ELEMENTS OF THE PROGRAM

    Total executive compensation consists of three key components: base salaries, short-term incentive compensation ("Management Incentive Plan"), and long-term incentives (Stock Options). Compensation objectives vary by component of pay. Each of these elements, and the Company's competitive objective for that element, is described in more detail below.

BASE SALARIES

    For 1996, base salaries for all executive officers other than the CEO were targeted at the size-adjusted market median (50th percentile). For this purpose, the "market" consisted of a group of computer software and hardware companies whose businesses are considered somewhat similar to the Company's and with whom the Company competes for executive talent. These companies are different from those included in the stock price performance graph elsewhere in this proxy statement since the Company believes the market for executive talent extends to a broader group of companies than those included in the stock price performance graph.

    Individual base salary increases for all executive officers other than the CEO were based on a review of this market data, the actual salaries of the executives and the CEO's recommendation. Factors considered by the CEO in making recommendations for increases included, but were not limited to, levels of responsibility, prior experience and on-the-job performance. No specific weight was assigned to these factors. As a group, salaries for the executive officers (other than the CEO) were slightly below the size-adjusted market median of the comparable companies.

SHORT-TERM INCENTIVES

    The Management Incentive Plan (the "MIP"), which was adopted by the Committee in 1993, was designed by a third party consulting firm. This plan covers approximately 180 management personnel, including all executive officers other than the CEO (whose incentive compensation is described below). The Committee believes this plan promotes the Company's philosophy of having a substantial portion of executive pay "at-risk."

    Awards for 1996 performance under the MIP were based on achievement of Corporate Earnings Per Share (EPS) results, as well as individual performance measures. A bonus pool is funded based on whether annual EPS goals are achieved at the "threshold," "target," "stretch" or "super stretch" levels. The Committee believes that measuring EPS is the best way to take stockholder expectations into account in motivating executives.

    The individual performance measures for each of the named executive officers (other than the CEO) generally are financial items such as operating income, business unit revenues, operating expenses, etc. and also goals based on specific job responsibilities. In all cases, the measures are quantifiable and measurable. "Threshold," "target," "stretch" and "super stretch" performance levels also are established for each individual measure. No payouts will be made if the specific goals established for each executive officer are not achieved. Weightings for each measure varied somewhat among the executives, but generally ranged from 15% to 40% for operating income and/or EPS goals, from 25% to 60% for revenue goals and were 35% for goals related to specific job responsibilities. Based on whether the individual performance goals are achieved, and on the EPS results, actual awards may vary above or below target levels. Maximum awards are 200% of target awards.

    Payouts from the EPS bonus pool are made only to the extent that EPS results are at or above the threshold performance level. If, based on performance, the EPS pool is funded at or above a level sufficient to pay the full awards earned by each participant, those amounts are paid. However, if the EPS pool is not large enough to pay all awards otherwise earned, each participant's award is decreased on a PRO RATA basis. Then, the actual payouts to participants depend jointly on each person's success in achieving his or her individual goals, and on the Company's EPS results.

    Target awards for 1996 for each executive officer (other than the CEO) were set at either 30% or 40% of base salary, which is essentially at the median of the market. For 1996, EPS results were at the maximum level and thus the bonus pool was funded at the maximum ("super stretch") level. Although individual performance among the named executive officers (other than the CEO) varied somewhat due to differences in goals, all officers earned total bonuses above target and some earned total bonuses at the maximum level.

    For all participants except the CEO, awards earned are paid in cash (85%) and restricted stock (15%) after year-end. Each restricted stock award is subject to forfeiture if the executive's employment is terminated other than by reason of death, disability or retirement within two years of the date of grant. The restricted stock awards were structured as an incentive to participants to maximize the long-term return to stockholders. They also are intended to encourage retention among executives considered key to the Company's success. Awards earned by the CEO are paid in cash.

LONG-TERM INCENTIVES

    In 1996, the Committee made stock option awards to all of the named executives. In making these grants, the Committee considered competitive market information on long-term incentive awards for comparable positions, existing stock holdings, each executive's individual performance, and the competitiveness of the executive's overall pay package. No specific weighting was assigned to these factors by the Committee. Because the Committee has not established a competitive objective for this component of pay, the number of shares granted to each executive was discretionary.

SPECIFICS OF CEO COMPENSATION

    The Committee considers essentially the same factors in determining the CEO's base salary increase as are considered in determining increases in base salary for other executive officers. The Committee believed that the CEO's contribution to the Company's 1995 performance was significant based on its review (without specific weighting) of such factors as revenue growth, accomplishment of strategic business objectives and EPS results. However, because the CEO's base salary was essentially at the market median, the Committee did not increase it during 1996.

    The CEO's bonus for 1996 was based solely on EPS results. The CEO's bonus target was 100% of salary in 1996, which was established to be extremely competitive with target bonuses for others in similar positions. Earnings per share for 1996 was at the maximum level required (200% of salary, or $1,050,000). This amount was paid in cash after year-end.

    The CEO was granted an option to buy 200,000 shares of the Company's stock. The Committee determined the size of this grant based on a review of competitive data and on its assessment of the CEO's performance during the year as measured by revenue growth, accomplishment of strategic objectives and earnings per share results. Because these factors were considered in general, they were not subject to any specific weighting.

POLICY WITH RESPECT TO THE $1 MILLION DEDUCTION LIMIT

    In 1993, Section 162(m) was added to the Internal Revenue Code (the "Code"). This section generally limits to $1 million the tax deduction for compensation paid to executive officers of a publicly-held corporation who are named in the proxy statement unless certain requirements are met. To ensure the deductibility of amounts in connection with exercises of stock options, the Committee approved an amendment of the 1990 Plan that sets a maximum number of shares issuable during any two-year period to any optionee.

    To preserve tax deductions related to executive compensation, the Company asked for, and received, stockholder approval for the amendment to the 1990 Plan and for the terms of the Chief Executive Officer Incentive Plan, which relates to the CEO's performance-based compensation through 1999.

                                          ALFRED C. ECKERT III
                                          ALTON F. IRBY III
                                          GERALD E. MAYO

                           COMPANY PERFORMANCE GRAPH

    The following graph shows a five year comparison of cumulative total returns for the Company's Common Stock, the Center for Research in Security Prices ("CRSP") Total Return Index for The Nasdaq Stock Market (U.S. companies) and the CRSP Total Return Index for the NASDAQ Computer and Data Processing Services Stocks. Upon request, the Company will furnish stockholders a list of the component companies of such indexes.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                                 HBO & COMPANY

PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
Produced on 02/19/97 including data to 12/31/96
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                                        HB0 & COMPANY
12/31/91                                                                                                         $100.0
1/31/92                                                                                                          $110.8
2/28/92                                                                                                          $112.9
3/31/92                                                                                                          $116.8
4/30/92                                                                                                          $157.9
5/29/92                                                                                                          $156.8
6/30/92                                                                                                          $128.2
7/31/92                                                                                                          $155.4
8/31/92                                                                                                          $144.5
9/30/92                                                                                                          $140.8
10/30/92                                                                                                         $194.3
11/30/92                                                                                                         $198.7
12/31/92                                                                                                         $225.7
1/29/93                                                                                                          $216.9
2/26/93                                                                                                          $187.3
3/31/93                                                                                                          $209.9
4/30/93                                                                                                          $179.1
5/28/93                                                                                                          $213.2
6/30/93                                                                                                          $238.1
7/30/93                                                                                                          $286.6
8/31/93                                                                                                          $315.2
9/30/93                                                                                                          $326.9
10/29/93                                                                                                         $345.7
11/30/93                                                                                                         $360.1
12/31/93                                                                                                         $407.2
1/31/94                                                                                                          $426.0
2/28/94                                                                                                          $413.8
3/31/94                                                                                                          $442.9
4/29/94                                                                                                          $465.1
5/31/94                                                                                                          $478.4
6/30/94                                                                                                          $448.0
7/29/94                                                                                                          $505.7
8/31/94                                                                                                          $581.1
9/30/94                                                                                                          $604.0
10/31/94                                                                                                         $577.4
11/30/94                                                                                                         $561.8
12/30/94                                                                                                         $611.3
1/31/95                                                                                                          $633.6
2/28/95                                                                                                          $684.7
3/31/95                                                                                                          $774.4
4/28/95                                                                                                          $814.4
5/31/95                                                                                                          $863.4
6/30/95                                                                                                          $970.9
7/31/95                                                                                                          $984.3
8/31/95                                                                                                          $979.8
9/29/95                                                                                                        $1,114.2
10/31/95                                                                                                       $1,261.2
11/30/95                                                                                                       $1,332.5
12/29/95                                                                                                       $1,366.7
1/31/96                                                                                                        $1,498.2
2/29/96                                                                                                        $1,765.8
3/29/96                                                                                                        $1,681.8
4/30/96                                                                                                        $2,118.9
5/31/96                                                                                                        $2,228.2
6/28/96                                                                                                        $2,418.6
7/31/96                                                                                                        $2,186.5
8/30/96                                                                                                        $1,950.0
9/30/96                                                                                                        $2,383.6
10/31/96                                                                                                       $2,147.0
11/29/96                                                                                                       $2,031.0
12/31/96                                                                                                       $2,121.0
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceeding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/91.

                                                                                                         NASDAQ STOCK MARKET (US
                                                                                                                COMPANIES)
12/31/91                                                                                                                      $100.0
1/31/92                                                                                                                       $105.8
2/28/92                                                                                                                       $108.2
3/31/92                                                                                                                       $103.1
4/30/92                                                                                                                        $98.7
5/29/92                                                                                                                       $100.0
6/30/92                                                                                                                        $96.1
7/31/92                                                                                                                        $99.5
8/31/92                                                                                                                        $96.4
9/30/92                                                                                                                       $100.0
10/30/92                                                                                                                      $104.0
11/30/92                                                                                                                      $112.2
12/31/92                                                                                                                      $116.4
1/29/93                                                                                                                       $119.7
2/26/93                                                                                                                       $115.2
3/31/93                                                                                                                       $118.6
4/30/93                                                                                                                       $113.5
5/28/93                                                                                                                       $120.3
6/30/93                                                                                                                       $120.8
7/30/93                                                                                                                       $121.0
8/31/93                                                                                                                       $127.2
9/30/93                                                                                                                       $131.0
10/29/93                                                                                                                      $134.0
11/30/93                                                                                                                      $130.0
12/31/93                                                                                                                      $133.6
1/31/94                                                                                                                       $137.7
2/28/94                                                                                                                       $136.4
3/31/94                                                                                                                       $128.0
4/29/94                                                                                                                       $126.3
5/31/94                                                                                                                       $126.6
6/30/94                                                                                                                       $122.0
7/29/94                                                                                                                       $124.5
8/31/94                                                                                                                       $132.4
9/30/94                                                                                                                       $132.1
10/31/94                                                                                                                      $134.7
11/30/94                                                                                                                      $130.2
12/30/94                                                                                                                      $130.6
1/31/95                                                                                                                       $131.3
2/28/95                                                                                                                       $138.3
3/31/95                                                                                                                       $142.4
4/28/95                                                                                                                       $146.8
5/31/95                                                                                                                       $150.6
6/30/95                                                                                                                       $162.8
7/31/95                                                                                                                       $174.8
8/31/95                                                                                                                       $178.3
9/29/95                                                                                                                       $182.4
10/31/95                                                                                                                      $181.4
11/30/95                                                                                                                      $185.7
12/29/95                                                                                                                      $184.7
1/31/96                                                                                                                       $185.6
2/29/96                                                                                                                       $192.7
3/29/96                                                                                                                       $193.3
4/30/96                                                                                                                       $209.3
5/31/96                                                                                                                       $219.0
6/28/96                                                                                                                       $209.1
7/31/96                                                                                                                       $190.5
8/30/96                                                                                                                       $201.1
9/30/96                                                                                                                       $216.5
10/31/96                                                                                                                      $214.1
11/29/96                                                                                                                      $227.4
12/31/96                                                                                                                      $227.2
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceeding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/91.

                                                                                                         NASDAQ COMPUTER AND DATA
                                                                                                            PROCESSING STOCKS
                                                                                                          SIC 7370-7379 US & Foreign
12/31/91                                                                                                                      $100.0
1/31/92                                                                                                                       $106.5
2/28/92                                                                                                                       $108.7
3/31/92                                                                                                                       $100.9
4/30/92                                                                                                                        $94.3
5/29/92                                                                                                                        $97.3
6/30/92                                                                                                                        $88.5
7/31/92                                                                                                                        $91.3
8/31/92                                                                                                                        $89.0
9/30/92                                                                                                                        $95.0
10/30/92                                                                                                                      $103.1
11/30/92                                                                                                                      $108.8
12/31/92                                                                                                                      $107.6
1/29/93                                                                                                                       $112.4
2/26/93                                                                                                                       $107.0
3/31/93                                                                                                                       $112.7
4/30/93                                                                                                                       $105.0
5/28/93                                                                                                                       $113.7
6/30/93                                                                                                                       $112.8
7/30/93                                                                                                                       $103.7
8/31/93                                                                                                                       $106.9
9/30/93                                                                                                                       $113.3
10/29/93                                                                                                                      $115.3
11/30/93                                                                                                                      $114.6
12/31/93                                                                                                                      $113.9
1/31/94                                                                                                                       $120.1
2/28/94                                                                                                                       $121.0
3/31/94                                                                                                                       $115.4
4/29/94                                                                                                                       $115.3
5/31/94                                                                                                                       $120.6
6/30/94                                                                                                                       $113.0
7/29/94                                                                                                                       $113.3
8/31/94                                                                                                                       $125.3
9/30/94                                                                                                                       $125.8
10/31/94                                                                                                                      $138.7
11/30/94                                                                                                                      $136.7
12/30/94                                                                                                                      $138.2
1/31/95                                                                                                                       $135.0
2/28/95                                                                                                                       $145.5
3/31/95                                                                                                                       $155.6
4/28/95                                                                                                                       $163.4
5/31/95                                                                                                                       $166.0
6/30/95                                                                                                                       $184.4
7/31/95                                                                                                                       $195.6
8/31/95                                                                                                                       $195.2
9/29/95                                                                                                                       $201.5
10/31/95                                                                                                                      $211.7
11/30/95                                                                                                                      $213.3
12/29/95                                                                                                                      $210.5
1/31/96                                                                                                                       $208.4
2/29/96                                                                                                                       $221.3
3/29/96                                                                                                                       $220.4
4/30/96                                                                                                                       $246.2
5/31/96                                                                                                                       $254.3
6/28/96                                                                                                                       $245.0
7/31/96                                                                                                                       $219.4
8/30/96                                                                                                                       $225.3
9/30/96                                                                                                                       $249.9
10/31/96                                                                                                                      $245.5
11/29/96                                                                                                                      $263.2
12/31/96                                                                                                                      $259.9
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceeding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/91.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company and HTG Corp., a corporation owned by Holcombe T. Green, Jr., Chairman of the Board of the Company, each own a half interest in an airplane, which they operate pursuant to a Co-Ownership Agreement dated as of July 15, 1993 (the "Co-Ownership Agreement"). Pursuant to the Co-Ownership Agreement, each party paid one-half of the acquisition cost of $1.5 million as well as one-half of the initial readiness costs, an aggregate of $217,000 (together with the acquisition cost, the "Initial Costs"). Each party pays its own direct operating costs for use of the airplane and during 1996 each paid one-half of the cost of new equipment of approximately $31,500. For 1996, fixed costs were allocated based on the percentage of actual use. Payments made by either party on behalf of the other party are reimbursed at year-end based upon the percentage of use. For the year ended December 31, 1996, the percentages of use of HTG Corp. and the Company were deemed to have been 50% and 50%, respectively. For 1996, total fixed and direct expenses of HTG Corp. and the Company were $322,366 and $332,175, respectively. Pursuant to the Co-Ownership Agreement, the Company has the right to cause HTG Corp. to purchase its interest in the airplane for the lesser of one-half of the fair market value or the Company's portion of the Initial Costs.

    In 1995 in connection with the purchase of new equipment for the airplane and in order to repay approximately $1.1 million in indebtedness related to the acquisition of the airplane, the Company and HTG Corp. jointly signed a series of notes in favor of a third-party lender to evidence borrowings of $3.0 million secured by the airplane. HTG Corp. has agreed to pay all principal and interest due under the notes and to indemnify the Company in connection therewith. At December 31, 1996, approximately $2.7 million in borrowings remained outstanding.

    During 1996, St. John's Mercy Medical Center paid the Company $1,002,335 for information systems and services. Mr. Thoele, a Director of the Company through March 14, 1997, is a Consultant to St. John's parent corporation, Sisters of Mercy Health System.

    During 1996, McLaren HealthCare Corporation paid the Company $3,148,060 for information systems and services. Mr. Incarnati, a Director of the Company, is the President and Chief Executive Officer of McLaren HealthCare Corporation.

           APPROVAL OF THE HBO & COMPANY OMNIBUS STOCK INCENTIVE PLAN

    The Board of Directors adopted the HBO & Company Omnibus Stock Incentive Plan (the "Omnibus Plan") on March 31, 1997, subject to approval by the stockholders of the Company at the Annual Meeting of Stockholders. The Omnibus Plan is intended to allow the Company to attract and retain employees and directors and to provide such persons with incentives and rewards for superior performance.

    The Omnibus Plan is designed in part to replace the Company's 1990 Executive Incentive Plan and 1993 Stock Option Plan for Nonemployee Directors (the "Superseded Plans"). If the Omnibus Plan is approved by the stockholders of the Company at the Annual Meeting, no further stock awards will be made under the Superseded Plans.

    Provisions of the Omnibus Plan are summarized below. Such summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the Omnibus Plan, a copy of which is attached hereto as Appendix A.

    The Omnibus Plan allows the committee appointed by the Board to administer the Plan (the "Committee") broad flexibility in designing stock-based incentives. The Committee may select from among five categories of incentive awards: stock options, stock appreciation rights, restricted shares, deferred shares and performance shares.

    The number of shares of the Company's common stock ("Shares") that may be
(i) issued or transferred upon the exercise of stock options or stock appreciation rights, (ii) awarded as restricted shares and released from substantial risk of forfeiture, or (iii) issued or transferred in payment of deferred shares, or performance shares, shall not in the aggregate exceed (x) 2,375,000 Shares not previously authorized for issuance under any plan, plus (y) 1,049,921 Shares available under the Superseded Plans that were not the subject of outstanding awards under the Superseded Plans as of March 12, 1997, plus (z) the number of Shares subject to outstanding awards under the Superseded Plans on March 12, 1997 (a maximum of 5,374,474 Shares) but only to the extent that such awards are forfeited or canceled after March 12, 1997. In no event will the number of Shares available under the Omnibus Plan exceed 8,799,395 Shares or be less than 3,424,921 Shares. No participant may receive awards during any two-year period representing more than 1,000,000 Shares. These limits are subject to adjustments as provided in the Omnibus Plan for stock splits, stock dividends, recapitalizations and other similar transactions or events. Shares issued under the Omnibus Plan may be Shares of original issuance, Shares held in treasury or Shares that have been reacquired by the Company.

    Upon the payment of any option price by the transfer to the Company of Shares or upon satisfaction of tax withholding obligations under the Omnibus Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued or transferred only the number of Shares actually issued or transferred by the Company, less the number of Shares so transferred or relinquished. In any event, the number of Shares actually issued or transferred by the Company upon the exercise of incentive stock options may not exceed 3,424,921, subject to adjustment as provided for in the Omnibus Plan. Upon the payment in cash of a benefit provided by any award under the Omnibus Plan, any Shares that were subject to such award shall again be available for issuance or transfer under the Omnibus Plan.

    Employees of the Company and its subsidiaries and members of the Board who are not employees ("nonemployee Directors") may be selected by the Committee to receive benefits under the Omnibus Plan. Subject to the terms of the Omnibus Plan, the Committee has the discretion to determine the terms of each award granted under the Omnibus Plan and to interpret the Omnibus Plan and all related documents and agreements.

    The Committee may grant stock options that entitle the optionee to purchase Shares at a price equal to or greater than fair market value on the date of grant. Stock options granted under the Omnibus Plan may be options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or "nonqualified stock options" that are not intended to so qualify provided that nonemployee directors may not be awarded incentive stock options.

    The option may specify that the option price is payable (i) in cash, (ii) by the transfer to the Company of unrestricted Shares that have been owned by the optionee for at least six months, (iii) with any other legal consideration the Committee may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant of a stock option may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the Shares to which the option relates. To the extent determined by the Committee, payment of the option price of any nonqualified stock option may also be made in whole or in part in the form of restricted shares or other Shares that are subject to risk of forfeiture or restriction on transfer. In such event, unless otherwise determined by the Committee, the Shares received by the optionee upon the exercise of the nonqualified stock option will be subject to the same risks of forfeiture or restrictions on transfer as applied to the consideration surrendered by the optionee, provided that such risks of forfeiture and restriction on transfer shall apply only to the same number of Shares received by the optionee as applied to the forfeitable or restricted Shares surrendered by the optionee.

    No stock option may be exercised more than ten years from the date of grant. Each grant may specify a period of continuous employment with the Company or any subsidiary (or in the case of a nonemployee Director, service on the Board) that is necessary before the stock option or any portion thereof will become exercisable and may provide for the earlier exercise of the option in the event of a change in control of the Company or similar event.

    The Committee may grant "tandem" stock appreciation rights in connection with an option granted under the Omnibus Plan or "freestanding" stock appreciation rights unrelated to any option. Tandem stock appreciation rights entitle the holder to receive an amount equal to a percentage (not exceeding 100 percent) of the "spread" between the option price under the related option and the fair market value of the Shares subject to the option. Freestanding stock appreciation rights entitle the holder to receive a payment equal to the increase in the value of the Shares over a specified "base price" determined by the Committee at the time of grant. Any grant of stock appreciation rights may be paid in cash, Shares or any combination thereof, or grant to the participant or reserve to the Committee the right to elect among those alternatives.

    An award of restricted shares involves the immediate transfer of ownership to a participant of a specific number of Shares in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such Shares, although the Committee may provide for the sequestration of dividends during the restriction period. The transfer may be made without additional consideration from the participant. The Committee may specify performance objectives (as discussed below) which, if achieved, will result in termination or early termination of the restrictions applicable to such Shares. The Committee may also specify, a minimum acceptable level of achievement of the performance objectives and a formula for determining the number of restricted shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified performance objectives. Restricted shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. To enforce these forfeiture provisions, the transferability of restricted shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. The Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company or similar event.

    An award of deferred shares granted under the Omnibus Plan represents the right to receive a specific number of Shares at the end of a specified deferral period. Any grant of deferred shares may be further conditioned upon the attainment of performance objectives (as described below). The grant may provide for the early termination of the deferral period in the event of a change in control of the Company or similar event. During the deferral period, the participant is not entitled to vote or receive dividends on the Shares subject to the award, but the Committee may provide for the payment of dividend equivalents on a current or deferred basis. The grant of deferred shares may be made without any consideration from the participant other than the performance of future services.

    A performance share is the equivalent of one Share. Each grant will specify one or more performance objectives to meet within a specified period (the "performance period"). The specified performance period may be subject to earlier termination in the event of a change in control of the Company or a similar event. If by the end of the performance period the participant has achieved the specified performance objectives, the participant will be deemed to have fully earned the performance shares. If the participant has not achieved the performance objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant may be deemed to have partly earned the performance shares in accordance with a predetermined formula. To the extent earned, the performance shares will be paid to the participant at the time and in the manner determined by the Committee in cash, Shares or any combination thereof.

    The Omnibus Plan provides for the Committee to establish "performance objectives" for purposes of performance shares and, when so determined by the Committee, deferred shares and restricted stock. Performance objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary. Any performance objectives intended by the Committee to qualify as "performance-based compensation" under Section 162(m) of the Code shall be limited to specified levels of or growth in (i) return on capital, (ii) return on equity, (iii) return on assets, (iv) earnings per share, (v) earnings growth,
(vi) total earnings and/or (vii) market value per share. Except in the case of such an award intended to qualify under Section 162(m) of the Code, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify such performance objectives, in whole or in part, as the Committee deems appropriate and equitable.

    Except as provided below, no award under the Omnibus Plan may be transferred by a participant other than by will or the laws of descent and distribution, and stock options and stock appreciation rights may be exercised during the participant's lifetime only by the participant or, in the event of the participant's legal incapacity, the guardian or legal representative acting on behalf of the participant. The Committee may expressly provide in a nonqualified stock option agreement (or amendment thereto) that the participant may transfer the option to a spouse or lineal descendant, a trust for the exclusive benefit of such family members,, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Committee may approve.

    The Board may appoint one or more Committees under the Omnibus Plan. Any grants of awards to officers who are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") will be made be a Committee composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. To the extent that an award is intended to qualify as "performance-based compensation" under
Section 162(m) of the Code, the Committee will consist of not less than two "outside directors" within the meaning of the regulations under Section 162(m). For purposes of awards to nonemployee Directors, the Board will serve as the Committee.

    The Omnibus Plan may be amended from time to time by the Board of Directors, but without further approval by the stockholders of the Company no such amendment may increase the aggregate number of Shares that may be issued or transferred or increase the number of Shares that may be granted to any participant in any two-year period.

    The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Omnibus Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

    In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the Shares and the fair market value of the Shares on the date of exercise. At the time of sale of Shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the Shares after the date of exercise generally will be treated as capital gain (or loss).

    An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If Shares are issued to an optionee pursuant to the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the Shares to the optionee, then upon the sale of the Shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If Shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the Shares at the time of exercise (or, if less, the amount realized on the disposition of the Shares) over the option price paid for the Shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

    Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal "alternative minimum tax," the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

    A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of
Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares will recognize ordinary income on the date of transfer of the Shares equal to the excess of the fair market value of the restricted shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the Shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

    A recipient of deferred shares generally will not recognize income until Shares are transferred to the recipient at the end of the deferral period and are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. At that time, the participant will recognize ordinary income equal to the fair market value of the Shares, reduced by any amount paid by the recipient.

    A participant generally will not recognize income upon the grant of performance shares. Upon payment in respect of performance shares, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and the fair market value of any unrestricted Shares received.

    In limited circumstances where the sale of Shares received under the Omnibus Plan could subject an officer or Director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or Director may differ from the tax consequences described above. In these circumstances, the principal difference usually will be to postpone valuation and taxation of the Shares received so long as the sale of the stock received could subject the officer or Director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

    To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

    Because the selection of participants is discretionary, it is not possible to determine the number of persons who will receive awards under the Omnibus Plan during its term.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                  HBO & COMPANY OMNIBUS STOCK INCENTIVE PLAN.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    Upon the recommendation of the Audit Committee, the Board of Directors has appointed Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 1997. The Board of Directors recommends that such appointment be ratified.

    Representatives of Arthur Andersen LLP will be present at the meeting and shall have the opportunity to make a statement, if they desire to do so, and respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ARTHUR
        ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

    Management of the Company knows of no matters other than those stated above that are to be brought before the meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

    Proposals by stockholders intended to be presented at the 1998 Annual Meeting must be forwarded in writing and received at the principal executive office of the Company no later than December 5, 1997, directed to the attention of the Secretary, for consideration for inclusion in the Company's proxy statement for the Annual Meeting of Stockholders to be held in 1998. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                                          /s/ Jay P. Gilbertson
                                          Jay P. Gilbertson
                                          Secretary

April 4, 1997

                                                                      APPENDIX A

                                 HBO & COMPANY
                          OMNIBUS STOCK INCENTIVE PLAN

    1. PURPOSE. The purpose of the HBO & Company Omnibus Stock Incentive Plan (the "Plan") is to attract and retain employees and directors for HBO & Company (the "Company") and its subsidiaries and to provide such persons with incentives and rewards for superior performance.

    2. DEFINITIONS. As used in this Plan, the following terms shall be defined as set forth below:

    "AWARD" means any Stock Appreciation Right, Deferred Shares, Option, Performance Shares and Restricted Shares.

    "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Freestanding Stock Appreciation Right.

    "BOARD"  means the Board of Directors of the Company.

    "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    "COMMITTEE"  means the committee described in Section 4 of this Plan.

    "COMPANY" means HBO & Company, a Delaware corporation, or any successor corporation.

    "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 8 of this Plan.

    "DEFERRED SHARES" means an Award pursuant to Section 8 of this Plan of the right to receive Shares at the end of a specified Deferral Period.

    "EMPLOYEE" means any person, including an officer, employed by the Company or a Subsidiary.

    "FAIR MARKET VALUE" means the fair market value of the Shares as determined by the Committee from time to time.

    "FREESTANDING STOCK APPRECIATION RIGHT" means a Stock Appreciation Right granted pursuant to Section 6 of this Plan that is not granted in tandem with an Option or similar right.

    "GRANT DATE" means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

    "INCENTIVE STOCK OPTIONS" means any Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision.

    "NONEMPLOYEE DIRECTOR"  means a member of the Board who is not an Employee.

    "NONQUALIFIED STOCK OPTION" means an Option that is not intended to qualify as an Incentive Stock Option.

    "OPTION" means any option to purchase Common Shares granted under Section 5 of this Plan.

    "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option.

    "OPTION PRICE" means the purchase price payable upon the exercise of an Option.

    "PARTICIPANT" means an Employee or Nonemployee Director who is selected by the Committee to receive benefits under this Plan, provided that Nonemployee Directors shall not be eligible to receive grants of Incentive Stock Options.

    "PERFORMANCE OBJECTIVES" means the achievement or performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or, when so determined by the Committee, Deferred Shares or Restricted Shares. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Any Performance Objectives applicable to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be limited to specified levels of or increases in the Company's or Subsidiary's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or increase in the Fair Market Value of the Shares. Except in the case of such an Award intended to qualify under Section 162(m) of the Code, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

    "PERFORMANCE PERIOD" means a period of time established under Section 9 of this Plan within which the Performance Objectives relating to Performance Shares, Deferred Shares or Restricted Shares are to be achieved.

    "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 9 of this Plan.

    "PREDECESSOR PLANS" means the HBO & Company 1990 Executive Incentive Plan and the HBO & Company 1993 Stock Option Plan for Nonemployee Directors.

    "RESTRICTED SHARES" mean Shares granted under Section 7 of this Plan subject to a substantial risk of forfeiture.

    "RULE 16B-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect), as in effect from time to time.

    "SHARES" means shares of the common stock of the Company, $.05 par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 11 of this Plan.

    "SPREAD" means, in the case of a Freestanding Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

    "STOCK APPRECIATION RIGHT" means a right granted under Section 6 of this Plan, including a Freestanding Stock Appreciation Right or a Tandem Stock Appreciation Right.

    "SUBSIDIARY" means a corporation or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest (representing the right generally to make decisions for such other entity) is, now or hereafter owned or controlled directly or indirectly by the Company, provided that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

    "TANDEM STOCK APPRECIATION RIGHT" means a Stock Appreciation Right granted pursuant to Section 6 of this Plan that is granted in tandem with an Option or any similar right granted under any other plan of the Company.

    3.  SHARES AVAILABLE UNDER THE PLAN.

    (a) Subject to adjustment as provided in Section 11 of this Plan, the number of Shares that may be (i) issued or transferred upon the exercise of Options or Stock Appreciation Rights, (ii) awarded as Restricted Shares and released from substantial risk of forfeiture, or (iii) issued or transferred in payment of Deferred Shares or Performance Shares, shall not in the aggregate exceed (x) 2,375,000 Shares not previously authorized for issuance under any plan of the Company, plus (y) 1,049,921 Shares available for award under the Predecessor Plans that were not the subject of outstanding awards under the Predecessor Plans as of March 12, 1997, plus (z) the number of Shares subject to awards under the Predecessor Plans as of March 12, 1997 (a maximum of 5,374,474 Shares) but only to the extent that such awards are forfeited or cancelled after March 12, 1997 without such Shares being issued or, in the case of Shares issued subject to a risk of forfeiture, such Shares are forfeited. In no event shall the number of Shares available under the Plan exceed 8,799,395 Shares or be less than 3,424,921 Shares. Such Shares may be Shares of original issuance, Shares held in treasury, or Shares that have been reacquired by the Company.

    (b) Upon the payment of any Option Price by the transfer to the Company of Shares or upon satisfaction of tax withholding obligations under the Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued or transferred only the number of Shares actually issued or transferred by the Company, less the number of Shares so transferred or relinquished. In any event, the number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options may not exceed 3,424,921, subject to adjustment as provided in Section 11 of the Plan. Upon the payment in cash of a benefit provided by any Award under the Plan, any Shares that were subject to such Award shall again be available for issuance or transfer under the Plan.

    (c) No participant may receive Awards during any two consecutive calendar-year period representing more than 1,000,000 Shares.

    4.  ADMINISTRATION OF THE PLAN.

    (a) This Plan shall be administered by one or more committees appointed by the Board. Any grants of Awards to officers who are subject to Section 16 of the Securities Exchange Act of 1934 shall be made by a Committee composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3. Any grant of an Award that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be made by a Committee composed of not less than two members of the Board, each of whom shall be an "outside director" within the meaning of the regulations under Section 162(m). For purposes of grants of Awards to Nonemployee Directors, the Board shall serve as the Committee.

    (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement or document evidencing the grant of any Award and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination made in good faith.

    5. OPTIONS. The Committee may from time to time authorize grants to Participants of options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

    (a) Each grant shall specify the number of Shares to which it pertains.

    (b) Each grant shall specify an Option Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date.

    (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Shares that have been owned by the Optionee for at least six months and have a value at the time of exercise that is equal to the Option Price,
(iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 5(d) below, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

    (d) On or after the Grant Date of any Option other than an Incentive Stock Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 5(d), the Shares received by the Optionee upon the exercise of the Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee, provided that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Shares received by the Optionee as applied to the forfeitable or restricted Shares surrendered by the Optionee.

    (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates.

    (f) On or after the Grant Date of any Option, the Committee may provide for the automatic grant to the Optionee of a "reload" Option in the event the Optionee surrenders Shares in satisfaction of the Option Price upon the exercise of an Option as authorized under Sections 5(c) and (d) above. Each reload Option shall pertain to a number of Shares equal to the number of Shares utilized by the Optionee to exercise the original Option. Each reload Option shall have an exercise price equal to Fair Market Value on the date it is granted and shall expire on the stated exercise date of the original Option.

    (g) Each Option grant may specify a period of continuous employment of the Optionee by the Company or any Subsidiary (or, in the case of a Nonemployee Director, service on the Board) that is necessary before the Options or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

    (h) Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Nonemployee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

    (i) No Option granted under this Plan may be exercised more than 10 years from the Grant Date.

    (j) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and containing such terms and provisions as the Committee may determine consistent with this Plan.

    6. STOCK APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

    (a) Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Shares or other equity securities in lieu of cash.

    (b) Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date.

    (c) Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable.

    (d) Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a change in control of the Company or other similar transaction or event.

    (e) On or after the Grant Date of any Stock Appreciation Rights, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Shares on a current, deferred or contingent basis.

    (f) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee, which shall describe the subject Stock Appreciation Rights, identify any related Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

    (g) Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive; and (ii) by surrender of the related Option (or such other right) for cancellation.

    (h) Regarding Freestanding Stock Appreciation Rights only:

        (i) Each grant shall specify in respect of each Freestanding Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date;

        (ii) Successive grants may be made to the same Participant regardless of whether any Freestanding Stock Appreciation Rights previously granted to such Participant remain unexercised;

       (iii) Each grant shall specify the period or periods of continuous employment of the Participant by the Company or any Subsidiary that are necessary before the Freestanding Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event; and

        (iv) No Freestanding Stock Appreciation Right granted under this Plan may be exercised more than 10 years from the Grant Date.

    7. RESTRICTED SHARES. The Committee may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

    (a) Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

    (b) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

    (c) Each grant shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of
Section 83 of the Code for a period to be determined by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change in control of the Company or other similar transaction or event.

    (d) Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal by the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

    (e) Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 of this Plan regarding Performance Shares.

    (f) Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

    (g) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

    8. DEFERRED SHARES. The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

    (a) Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

    (b) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

    (c) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

    (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such Shares, but the Committee may on or after the Grant Date authorize the payment of dividend equivalents on such shares in cash or additional Shares on a current, deferred or contingent basis.

    (e) Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 of this Plan regarding Performance Shares.

    (f) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

    9. PERFORMANCE SHARES. The Committee may also authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

    (a) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

    (b) The Performance Period with respect to each Performance Share shall commence on the Grant Date and may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event.

    (c) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

    (d) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

    (e) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

    (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Grant Date.

    (g) Any grant of Performance Shares may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Shares on a current, deferred or contingent basis.

    (h) If provided in the terms of the grant, the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

    (i) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

    10.  TRANSFERABILITY.

    (a) Except as provided in Section 10(b), no Award granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law.

    (b) The Committee may expressly provide in a Nonqualified Stock Option agreement (or an amendment to such an agreement) that a Participant may transfer such Nonqualified Stock Option to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of any such Nonqualified Stock Option shall be prohibited except in accordance with this Section 10(b). All terms and conditions of any such Nonqualified Stock Option, including provisions relating to the termination of the Participant's employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this
Section 10(b).

    (c) Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7 of this Plan, shall be subject to further restrictions upon transfer.

    11. ADJUSTMENTS. The Committee may make or provide for such adjustments in the (a) number of Shares covered by outstanding Options, Stock Appreciation Rights, Deferred Shares, Restricted Shares and Performance Shares granted hereunder, (b) prices per share applicable to such Options and Stock Appreciation Rights, and (c) kind of shares covered by any Award, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or
(z) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in the number of Shares specified in Section 3 of this Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 11.

    12. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

    13. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit.

    14. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to Section 10(c) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award under this Plan.

    15. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

    16.  AMENDMENTS AND OTHER MATTERS.

    (a) This Plan may be amended from time to time by the Board, but no such amendment shall increase any of the limitations specified in Section 3 of this Plan, other than to reflect an adjustment made in accordance with Section 11, without the further approval of the stockholders of the Company.

    (b) With the concurrence of the affected Participant, the Committee may cancel any agreement evidencing Options or any other Award granted under this Plan. In the event of such cancellation, the Committee may authorize the granting of new Options or other Awards hereunder, which may or may not cover the same number of Shares that had been the subject of the prior Award, in such manner, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under this Plan had the canceled Options or other Award not been granted.

    (c) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

    (d) To the extent that any provision of this Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

    17. EFFECTIVE DATE AND STOCKHOLDER APPROVAL. This Plan shall become effective upon its approval by the Board, subject to approval by the stockholders of the Company at the next annual meeting of stockholders. The Committee may grant Awards subject to the condition that this Plan shall have been approved by the stockholders of the Company.

    18. TERMINATION. This Plan shall terminate on March 31, 2007, and no Award shall be granted after that date.

    19. GOVERNING LAW. The validity, construction and effect of this Plan and any Award hereunder will be determined in accordance with (i) the Delaware General Corporation Law, and (ii) to the extent applicable, other laws (including those governing contracts) of the State of Georgia.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    OF HBO & COMPANY FOR THE ANNUAL MEETING
                    OF STOCKHOLDERS TO BE HELD MAY 12, 1997

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

1.  To elect eight Directors.
    FOR all nominees listed below (except  WITHHOLD AUTHORITY to vote for all
    as instructed                          nominees listed below  / /
    below)  / /

Alfred C. Eckert III, Holcombe T. Green, Jr., Philip A. Incarnati, Alton F. Irby III, Gerald E. Mayo, Charles W. McCall, James V. Napier,
Donald C. Wegmiller.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name here:

--------------------------------------------------------------------------------

2.  To approve the HBO & Company Omnibus Stock Incentive Plan.
                    FOR  / /              AGAINST  / /              ABSTAIN  / /
3.  To ratify appointment of Arthur Andersen LLP as independent public accountants.
                    FOR  / /              AGAINST  / /              ABSTAIN  / /

The shares represented by this proxy card will be voted as directed above. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby appoints Holcombe T. Green, Jr. and Jay P. Gilbertson, or either one of them, with full power of substitution as proxy holders to represent and to vote as designated hereon, the Common Stock of the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 12, 1997, or any postponement or adjournment thereof.
                                              __________________________________
                                                   Signature of Stockholder
                                              __________________________________
                                                   Signature of Stockholder
                                              Dated ______________________, 1997

                                              IMPORTANT: Sign exactly as your
                                              name appears at left. Give full
                                              title of executor, administrator,
                                              trustee, guardian, etc. Joint
                                              owners should each sign
                                              personally.